Exhibit 10.48
                                                      -------------


6-1162-MDH-666


United Air Lines, Inc.
P.O. Box 66100
Chicago, Illinois   60666



Subject:     Delivery Delay Resolution Program

Reference:   Purchase Agreement No. 1670 (the Purchase
             Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Buyer) relating to Model 747-422 aircraft (the Aircraft)


This Letter Agreement amends and supplements the Purchase
Agreement.  All terms used but not defined in this Letter
Agreement have the same meaning as in the Purchase Agreement.

1.     Revised Delivery of Aircraft
       ----------------------------

       Boeing has found it necessary to reschedule the delivery month of certain Aircraft (the Delayed aircraft) as set forth below:

    Original Schedule Month            Revised Schedule Month
    -----------------------            ----------------------
        December 1997                      January 1998
        June 1998                          August 1998
        June 1998                          August 1998
        September 1998                     November 1998
        November 1998                      December 1998
        January 1999                       February 1999
        March 1999                         April 1999

Boeing shall deliver each Delayed Aircraft in accordance with the terms of the Purchase Agreement during [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
The calendar interval between the original schedule and revised schedule described above is the "Delay Period."


P.A. 1670



UNITED AIR LINES, INC.
6-1162-MDH-666     Page 2

Boeing has not yet established its final production plan for all potentially impacted Aircraft or Delayed Aircraft. To the extent that additional delivery schedule revisions are required, the terms and conditions (including, if agreed, appropriate adjustment to advance payment schedules and the Pool (as defined below)) relating to such additional delivery schedule revisions shall be [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.     Aircraft Purchase Price.
       -----------------------

       The Purchase Price for the Delayed Aircraft, including the Airframe and Engine Price Adjustment Due to Economic Fluctuation set forth in the applicable Exhibit D to the Purchase Agreement, shall be calculated in accordance with the Purchase Agreement [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.     Adjusted Advance Payments Schedule for Aircraft, Delayed
       Aircraft and Other Undelivered 757, 767 and 777 Aircraft.
       --------------------------------------------------------


       3.1    Dollar-Day Pool.
              ---------------

       It is understood and agreed the advance payment schedules for the Delayed Aircraft specified payment earlier than required for a delivery on the revised schedule. Therefore, Boeing will establish a "Dollar-Day Pool" which may be used by Buyer to revise the advance payment schedules for Aircraft, Delayed Aircraft or other undelivered 757, 767 or 777 aircraft ordered in other purchase agreements in effect between Boeing and Buyer to the extent necessary to adjust for early payments for the Delayed Aircraft. As shown in Attachment A to this Letter Agreement, the Dollar-Day Pool amount has been determined by multiplying the dollar amount of each advance payment made by Buyer for the Delayed Aircraft, times the number of days the advance payment was made early, due to delay rescheduling. Subject to the provisions below, Buyer may draw from the Pool [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to defer advance payments for Aircraft, Delayed Aircraft or other undelivered 757, 767 or 777 aircraft ordered in other purchase agreements in effect between Boeing and Buyer, but may not utilize the Pool to defer final payment of the purchase price for any aircraft.


P.A. 1670



UNITED AIR LINES, INC.
6-1162-MDH-666     Page 3


3.2     Notification Requirements.
        -------------------------

Buyer shall notify Boeing of its utilization of the Pool upon each such occurrence, and provide a calculation of the Dollar-Day Pool reduction resulting from such utilization. Within five days of receipt of Buyer's notification, Boeing will provide their concurrence with such calculation or otherwise advise Buyer of their finding.


3.3     Pool Termination.
        ----------------

Buyer shall exhaust the Pool contents prior to [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Any Dollar-Day amounts remaining in the Pool as of that date will be allocated by Boeing at its sole discretion to Aircraft, Delayed Aircraft or other undelivered 757, 767 or 777 aircraft ordered in other purchase agreements in effect between Boeing and Buyer, and the Pool shall be terminated.


4.     Monetary Adjustment for Delivery Delay.
       --------------------------------------

4.1    Undelivered Delayed Aircraft.
       ----------------------------

       Boeing will pay to Buyer on the date of delivery the settlement amount calculated from the table provided in Attachment B hereto for each day of delay, beginning with the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for delivery of each such Delayed Aircraft. The settlement amount, so calculated (the Monetary Adjustment), will be provided to Buyer [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.2     Delivered Delayed Aircraft.
        --------------------------

        For Delayed Aircraft that have been delivered prior to execution of this Letter Agreement, Boeing will issue such Monetary Adjustment [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


P.A. 1670


UNITED AIR LINES, INC.
6-1162-MDH-666     Page 4


4.3     Further Delays.
        --------------

        In the event that delivery of any Delayed Aircraft is further delayed beyond the Revised Schedule Month shown above, the Monetary Adjustment provided for such further delay period shall be [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.      Advance Payment Credit Memorandum.
        ---------------------------------

        Boeing and Buyer agree advance payments for the Delayed Aircraft will be paid by Buyer to Boeing in accordance with the Adjusted Advance Payment Schedules. Notwithstanding such payment, Boeing and Buyer agree for purposes of [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the advance payments originally due to be paid by Buyer to Boeing for a Delayed Aircraft prior to the rescheduling of delivery months as provided in this Letter Agreement shall be deemed to have been paid by Buyer and received by Boeing in accordance with [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.      Purchase Agreement Revision.
        ---------------------------

6.1     Liquidated Damages and Rights of Termination.
        --------------------------------------------

        With respect to the Delayed Aircraft set forth in paragraph 1 Revised Delivery of Aircraft above, this Letter Agreement cancels and supersedes Letter Agreement 6-1162-DLJ-888 to Purchase Agreement No. 1670 entitled "Liquidated Damages and Rights of Termination", [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.2     Other Rights and Obligations.
        ----------------------------

        Except as specifically set forth in this Letter
Agreement, the rights and obligations of the parties under the terms and conditions of the Purchase Agreement, including the provisions of Article 6, Excusable Delay, remain in full force and effect.


P.A. 1670


UNITED AIR LINES, INC.
6-1162-MDH-666     Page 5



7.     EXCLUSIVE REMEDY.
       ----------------

       THE OBLIGATIONS OF BOEING EXPRESSLY SET FORTH IN THIS LETTER AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO THE [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] AIRCRAFT. BOEING'S PERFORMANCE OF ITS OBLIGATIONS HEREUNDER SHALL CONSTITUTE FULL AND FINAL SETTLEMENT AND SATISFACTION OF ALL CLAIMS OR CAUSES OF ACTION OF BUYER AGAINST BOEING RELATING TO THE [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] AIRCRAFT AND WILL BE REFLECTED IN [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

8.     Confidentiality.
       ---------------
       The terms and conditions of this Letter Agreement shall be considered to be confidential and shall not be disclosed by either party (except (a) as reasonably necessary to its respective employees, insurers, auditors or professional advisors, (b) as either party may reasonably determine may be required by applicable provisions of, or rules or regulations under, applicable securities laws, bankruptcy laws or other laws or applicable stock exchange rules (in which case the disclosing party shall provide sufficient notice to and discuss with the other party the facts of such determination), (c) as requested or required of either party by oral question, interrogatories, requests for information or documents, subpoena, civil investigative demand or any informal or formal investigation by any government or governmental agency or authority (provided the disclosing party actually has been issued a valid subpoena, civil investigative demand, or request for production, has duly sought a protective order when such an


P.A. 1670


UNITED AIR LINES, INC.
6-1162-MDH-666     Page 6


order is possible and, in any case, has provided sufficient notice to the other party to allow the other party to seek protection), or (d) as otherwise agreed to by the parties) without the prior written consent of the other party.

Very truly yours,

                                ACCEPTED AND AGREED TO:

                                Date: September 29, 1998
                                      ------------------

THE BOEING COMPANY              UNITED AIR LINES, INC.


By  /s/ Brian R. Belka           By  /s/Douglas A. Hacker
        --------------               --------------------
                                        Douglas A. Hacker

Its Attorney-in-Fact            Its  Senior Vice President and
    ----------------                 -------------------------
                                     Chief Financial Officer


P.A. 1670



Attachment A to Letter Agreement 6-1162-MDH-666
Page 1


                     UNITED AIR LINES, INC.
        MONETARY ADJUSTMENT FOR DELIVERY DELAY - PA 1670


December-97 REVISED TO January-98                     [*CONFIDENTIAL
                                                      MATERIAL
                                                      OMITTED
                                                      AND FILED
                                                      SEPARATELY
                                                      WITH THE
                                                      SECURITIES
                                                      AND EXCHANGE
                                                      COMMISSION
                                                      PURSUANT
                                                      TO A REQUEST
                                                      FOR
                                                      CONFIDENTIAL
                                                      TREATMENT]


MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


June-98 REVISED TO August-98                          [*CONFIDENTIAL
                                                      MATERIAL
                                                      OMITTED
                                                      AND FILED
                                                      SEPARATELY
                                                      WITH THE
                                                      SECURITIES
                                                      AND EXCHANGE
                                                      COMMISSION
                                                      PURSUANT
                                                      TO A REQUEST
                                                      FOR
                                                      CONFIDENTIAL
                                                      TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


June-98 REVISED TO August-98                          [*CONFIDENTIAL
                                                      MATERIAL
                                                      OMITTED
                                                      AND FILED
                                                      SEPARATELY
                                                      WITH THE
                                                      SECURITIES
                                                      AND EXCHANGE
                                                      COMMISSION
                                                      PURSUANT
                                                      TO A REQUEST
                                                      FOR
                                                      CONFIDENTIAL
                                                      TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



Attachment A to Letter Agreement 6-1162-MDH-666
Page 2

                     UNITED AIR LINES, INC.
        MONETARY ADJUSTMENT FOR DELIVERY DELAY - PA 1670


September-98 REVISED TO November-98                   [*CONFIDENTIAL
                                                      MATERIAL
                                                      OMITTED
                                                      AND FILED
                                                      SEPARATELY
                                                      WITH THE
                                                      SECURITIES
                                                      AND EXCHANGE
                                                      COMMISSION
                                                      PURSUANT
                                                      TO A REQUEST
                                                      FOR
                                                      CONFIDENTIAL
                                                      TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


November-98 REVISED TO December-98                    [*CONFIDENTIAL
                                                      MATERIAL
                                                      OMITTED
                                                      AND FILED
                                                      SEPARATELY
                                                      WITH THE
                                                      SECURITIES
                                                      AND EXCHANGE
                                                      COMMISSION
                                                      PURSUANT
                                                      TO A REQUEST
                                                      FOR
                                                      CONFIDENTIAL
                                                      TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


January-99 REVISED TO February-99                     [*CONFIDENTIAL
                                                      MATERIAL
                                                      OMITTED
                                                      AND FILED
                                                      SEPARATELY
                                                      WITH THE
                                                      SECURITIES
                                                      AND EXCHANGE
                                                      COMMISSION
                                                      PURSUANT
                                                      TO A REQUEST
                                                      FOR
                                                      CONFIDENTIAL
                                                      TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



Attachment A to Letter Agreement 6-1162-MDH-666
Page 3


                     UNITED AIR LINES, INC.
        MONETARY ADJUSTMENT FOR DELIVERY DELAY - PA 1670


March-99 REVISED TO April-99                          [*CONFIDENTIAL
                                                      MATERIAL
                                                      OMITTED
                                                      AND FILED
                                                      SEPARATELY
                                                      WITH THE
                                                      SECURITIES
                                                      AND EXCHANGE
                                                      COMMISSION
                                                      PURSUANT
                                                      TO A REQUEST
                                                      FOR
                                                      CONFIDENTIAL
                                                      TREATMENT]

MO. PRIOR             REVISED               #           DOLLAR
TO DEL.      DATE     DEFERRED   PAID     DAYS      $   DAY
_______     _______   ________   _____   _______  ____ ____________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


                     TOTAL DOLLAR DAY       [*CONFIDENTIAL
                                            MATERIAL OMITTED AND
                                            FILED SEPARATELY
                                            WITH THE SECURITIES
                                            AND EXCHANGE COMMISSION
                                            PURSUANT TO A REQUEST
                                            FOR CONFIDENTIAL TREATMENT]



Attachment B to
Letter Agreement No. 6-1162-MDH-666
Purchase Agreement No. 1670



                       COMPENSATION TABLE
                       ------------------


The following table identifies the daily amount Boeing is required to pay in settlement to compensate Buyer for the delayed deliveries.


                        Delayed Aircraft
                        ----------------

                              [*CONFIDENTIAL
                              MATERIAL OMITTED
                              AND FILED
                              SEPARATELY WITH
                              THE SECURITIES
                              AND EXCHANGE
                              COMMISSION
Original       Revised        PURSUANT TO A
Scheduled      Scheduled      REQUEST FOR
Month of       Month of       CONFIDENTIAL         Daily
Delivery       Delivery       TREATMENT]           Amount
---------      ---------      -----------------    ------

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1670